UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1, 2005

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center

367 South Gulph Road

King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 1, 2005, Universal Health Realty Income Trust announced that there was damage sustained at Chalmette Medical Center from Hurricane Katrina. Chalmette Medical Center is operated by, and leased to, a wholly-owned subsidiary of Universal Health Services, Inc. A copy of the Trust’s press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

(c) Exhibits. 99.1 Universal Health Realty Income Trust Press Release dated September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: September 2, 2005	By:	/s/ Alan B. Miller
Alan B. Miller
	Title:	Chairman of the Board, Chief
Executive Officer and
President

	By:	/s/ Charles F. Boyle
Charles F. Boyle
	Title:	Vice President and Chief
Financial Officer